Exhibit 10.3

EXECUTION COPY

SUBSTITUTION OF AGENT AND JOINDER AGREEMENT

This SUBSTITUTION OF AGENT AND JOINDER AGREEMENT (this “Agreement”), dated as of July 15, 2009, is made by and among (a) Deutsche Bank Trust Company Americas (“DBTCA”), as Agent (in such capacity, the “Existing Agent”) under and as defined in the Existing Revolving Facility Credit Agreement (as hereinafter defined), (b) Credit Suisse, as Term Loan Agent (as defined in the Intercreditor Agreement (as hereinafter defined)) (in such capacity, the “Term Loan Agent”), and (c) Bank of America, N.A. (“BANA”), as successor to the Agent under the Revolving Facility Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1)           The Existing Agent, Neiman Marcus, Inc. (“Holdings”), The Neiman Marcus Group, Inc. (the “Company”), certain subsidiaries of the Company party thereto and the lenders party thereto are parties to that certain Credit Agreement dated as of October 6, 2005 (as amended prior to the date hereof, the “Existing Revolving Facility Credit Agreement”);

(2)           As a condition to the occurrence of the Closing Date under the Existing Revolving Facility Credit Agreement:

(a)           Holdings, the Company, the subsidiaries of the Company party thereto, the Existing Agent and the Term Loan Agent entered into a Lien Subordination and Intercreditor Agreement dated as of October 6, 2005 (as supplemented, modified and amended from time to time, the “Intercreditor Agreement”);

(b)           Holdings, the Company, the subsidiaries of the Company party thereto and the Existing Agent entered into that certain Pledge and Security Agreement dated as of October 6, 2005 (as amended prior to the date hereof, the “Existing Revolving Facility Security Agreement”); and

(c)           Holdings, the Company, the subsidiaries of the Company party thereto and the Existing Agent entered into certain other Revolving Facility Security Documents (as defined in the Intercreditor Agreement) (as amended prior to the date hereof, and together with the Existing Revolving Facility Security Agreement, the “Existing Revolving Facility Security Documents”).

(3)           Effective as of the date hereof, (a) DBTCA desires to resign as Agent under the Existing Revolving Facility Credit Agreement, the Existing Revolving Facility Security Documents and the other Loan Documents under and as defined in the Existing Revolving Facility Credit Agreement (collectively, the “Existing Revolving Facility Documents”), and to assign to BANA the Agent’s Rights and Obligations (as hereinafter defined), (b) the Required Lenders (as defined in the Existing Revolving Facility Credit Agreement) desire to appoint BANA as successor Agent under the Revolving Facility Credit Agreement and the other Revolving Facility Documents (as hereinafter defined) (in such capacity, the “New Agent”), (c) the Company is willing to consent to the appointment of BANA as successor Agent, and (d) BANA is willing to accept such appointment and assignment and, in connection therewith, to succeed to DBTCA as Revolving Facility Agent under the Intercreditor Agreement, in each case on the terms and conditions set forth herein.

(4)           Concurrently with the consummation of the transactions contemplated by paragraph (3) above, Holdings, the Company, the subsidiaries of the Company party thereto, the Revolving Facility Lenders (as defined in the Existing Revolving Facility Credit Agreement), the agents party thereto and BANA, as the New Agent, intend to amend and restate the Existing Revolving Facility Credit Agreement pursuant to an Amended and Restated Credit Agreement dated as of the date hereof (as the same may be supplemented, modified and amended from time to time, the “Amended and Restated Revolving Facility Credit Agreement” and, together with the Existing Revolving Facility Credit Agreement, the “Revolving Facility Credit Agreement”);

(5)           Upon the effectiveness of the Amended and Restated Revolving Facility Credit Agreement, (a) the Company, the subsidiaries of the Company party thereto and the New Agent intend to amend and restate the Existing Revolving Facility Security Agreement pursuant to an Amended and Restated Pledge and Security Agreement dated as of the date hereof (as the same may be supplemented, modified and amended from time to time, the “Amended Security Agreement”), and (b) the Company, the subsidiaries of the Company party thereto and the New Agent intend to amend certain of the other Existing Revolving Facility Documents to reflect the appointment of BANA as the New Agent thereunder and as otherwise set forth therein (the Amended Security Agreement, together with the other Existing Revolving Facility Documents and such amendments, as the same may be further supplemented, modified and amended from time to time, being referred to herein as the “Revolving Facility Documents”); and

(6)           The parties desire to enter into this Agreement in order to evidence and confirm the resignation of the Existing Agent, the appointment of the New Agent, and the agreement of the New Agent, on behalf of the Revolving Facility Secured Parties (as defined in the Intercreditor Agreement), to be bound by the terms of the Intercreditor Agreement.

NOW THEREFORE, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.               Definitions.  Terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

Section 2.               Resignation of Existing Agent.  Effective as of the date hereof, and subject to (a) the appointment of BANA as the New Agent by the Required Lenders (as defined in the Existing Revolving Facility Credit Agreement) (which shall be deemed for all purposes to have occurred upon execution of the Amended and Restated Revolving Facility Credit Agreement by the Required Lenders), (b) the consent to such appointment by the Company (which shall be deemed for all purposes to have occurred upon execution of this Agreement by the Company), and (c) the acceptance by BANA of its appointment as the New Agent (which shall be deemed for all purposes to have occurred upon execution of this Agreement by BANA), (i) DBTCA hereby resigns as Agent under the Existing Revolving Facility Credit Agreement, and (ii) DBTCA hereby assigns to BANA, as the New Agent, all of the Existing Agent’s rights, powers, privileges and duties as Agent and Revolving Facility Agent under the Existing Revolving Facility Credit Agreement and the other Existing Revolving Facility Documents and all other documents delivered to the Existing Agent pursuant to and in accordance with the Existing Revolving Facility Documents, including, without limitation, any control agreements executed in connection with any Deposit Account or Securities Account, and all other rights and interests in respect of the Revolving Facility Collateral and all property, investments and funds now or hereafter held by the Existing Agent under the Existing Revolving Facility Documents (collectively, the “Agent’s Rights and Obligations”); provided, however, that the Agent’s Rights and Obligations shall in no event include any liabilities or obligations arising from any act or omission of DBTCA or the Existing Agent prior to the time of the effectiveness of the resignation, appointment and assignment pursuant to this Section 2 (the “Effective Time”).

Section 3.               Consent to Succession.  Each of the parties hereto hereby acknowledges and consents to the succession of the New Agent to the Agent’s Rights and Obligations under the Revolving Facility Documents.

Section 4.               Acceptance by New Agent.  Effective as of the Effective Time, (a) BANA hereby accepts appointment as the New Agent under the Revolving Facility Documents, and in such capacity accepts the assignment of the Agent’s Rights and Obligations as set forth in Section 3 hereof, and (b) the New Agent hereby accepts appointment as the Revolving Facility Agent under the Intercreditor Agreement.

Section 5.               Joinder under Intercreditor Agreement.  Effective as of the Effective Time, the New Agent hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Agent (for itself and as agent for and on behalf of the Revolving Facility Secured Parties) will be bound by the terms of the Intercreditor Agreement as the Revolving Facility Agent thereunder; provided, however, that the New Agent shall in no event have any liability or obligation for any act or omission of DBTCA or the Existing Agent prior to the Effective Time.  The New Agent represents and warrants to the other parties hereto that it is authorized under the Revolving Facility Credit Agreement to enter into this Agreement and to be bound by the Intercreditor Agreement on behalf of the Revolving Facility Secured Parties as provided herein.  To the extent applicable, this Agreement shall satisfy the requirements of Section 2.10 of the Intercreditor Agreement.

Section 6.               Further Assurances.

(a)           The Existing Agent hereby agrees to deliver or cause to be delivered to the New Agent, promptly upon the reasonable request of the New Agent from time to time, any and all Revolving Facility Collateral in the possession or control of the Existing Agent, it being agreed by the parties hereto that if the Existing Agent now or in the future shall possess or control any Revolving Facility Collateral, it shall, from and after the Effective Time, possess or control such Revolving Facility Collateral, including all proceeds thereof, as a sub-agent and bailee for, and for the benefit and on behalf of, the New Agent as successor Agent or Revolving Facility Agent in accordance with the Revolving Facility Documents, solely for the purpose of maintaining perfection of or perfecting the security interest granted under the Revolving Facility Security Documents unless and until such possession or control has been effectively transferred to the New Agent.  The Existing Agent further agrees to take all other actions reasonably requested by the New Agent to facilitate the transfer of information to the New Agent, as successor Agent and Revolving Facility Agent, in connection with the Existing Revolving Facility Documents.

(b)           The Existing Agent hereby agrees to execute and deliver such documents and take such other actions as may be reasonably requested by the New Agent from time to time to assign or transfer any Revolving Facility Collateral to the New Agent, or to maintain the validity, perfection and priority of the Liens on the Revolving Facility Collateral in favor of the New Agent, and consents to the filing or recording or any documents in furtherance of such purposes, including, without limitation, (i) the execution and delivery of amendments to the Revolving Facility Mortgages and the recording thereof, (ii) the assignment of the Uniform Commercial Code financing statements listed on Exhibit A hereto (including any amendments to such financing statements) and (iii) any filing with the Patent and Trademark Office or Copyright Office of the United States.

(c)           In furtherance of the foregoing paragraphs (a) and (b), it is understood and agreed that the Existing Agent shall not be required to take any action or exercise any right, power or privilege (including, without limitation, the exercise of any rights or remedies) under the

Revolving Facility Documents unless expressly requested in writing by the New Agent or otherwise required by the Revolving Facility Documents and that the Existing Agent will take such actions and exercise such rights, powers and privileges at the Company’s or the Revolving Facility Lenders’ sole expense (in accordance with Article VIII and Section 9.03 of the Revolving Facility Credit Agreement).  The Existing Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person.  The Existing Agent may also rely upon any statement made to it orally or by telephone and believed in good faith by it to have been made by the proper person, and shall not incur any liability for relying thereon.  The Existing Agent may consult with legal counsel (who may be counsel for Holdings or the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 7.               Effect of Substitution and Assignment.  From and after the Effective Time, (a) the Existing Agent shall be released and discharged from any further duties and obligations in its roles as Agent and Revolving Facility Agent to the extent arising after the date hereof and (b) the New Agent shall have and be entitled to exercise all of the Existing Agent’s rights, powers and remedies under the Revolving Facility Documents.

Section 8.               Effect of this Agreement. Effect of this Agreement.  Notwithstanding this Agreement and the resignation of the Existing Agent effected pursuant hereto, the parties hereto hereby agree that the provisions of Article VIII of the Existing Revolving Facility Credit Agreement and Section 9.03 of the Existing Revolving Facility Credit Agreement shall continue in effect for the benefit of the Existing Agent in respect of any actions taken or omitted to be taken by it while it was acting as Agent or Revolving Facility Agent, and any actions taken or omitted to be taken by it under or in connection with this Agreement, whether prior to or after the date hereof.  In furtherance of the foregoing, Holdings, the Company, the Company’s subsidiaries party hereto hereby acknowledge and agree that (a) any action taken or omitted to be taken by the Existing Agent, its sub-agents and its and their Related Parties (as defined in the Existing Revolving Credit Agreement) pursuant to Section 6 herein or in connection with this Agreement, including pursuant to any request or instruction made by or on behalf of the New Agent, and any reasonable and documented out-of-pocket costs and expenses incurred by the Existing Agent, its sub-agents and its and their Related Parties in connection therewith, shall be entitled to all the benefits of the exculpatory provisions of Article VIII of the Existing Revolving Facility Credit Agreement and Section 9.03 of the Existing Revolving Facility Credit Agreement, (b) in respect of any action taken pursuant to Section 6 herein, the Existing Agent, its sub-agents and its and their Related Parties will continue to constitute Indemnitees (as defined in the Existing Revolving Facility Credit Agreement) for all purposes of the Revolving Facility Documents, including Section 9.03 of the Existing Revolving Facility Credit Agreement and (c) any amounts owed to the Existing Agent under this Agreement or under the Revolving Facility Documents in respect of actions taken pursuant to Section 6 herein or in connection with the transaction contemplated hereby in its capacity as the Existing Agent shall constitute “Obligations” for all purposes of the Revolving Facility Credit Agreement and the other Revolving Facility Documents.

Section 9.               Certain Agreements.

(a)           From and after the Effective Time, all references in the Intercreditor Agreement and the other Revolving Facility Documents to the “Agent” or the “Revolving Facility Agent” shall be deemed to refer to the New Agent and its successors and assigns.

(b)           For purposes of Section 7.01(a) of the Intercreditor Agreement, from and after the Effective Time, the address for notices to the Revolving Facility Agent shall be as follows:

Bank of America, N.A.

100 Federal Street

Boston, MA 02110

Attn: David Vega

Telecopy:  (617) 434-4131

(c)           This Agreement shall constitute notice to the Term Loan Agent, for purposes of Section 2.09(b) of the Intercreditor Agreement, of the amendment and restatement of the Existing Revolving Facility Security Agreement pursuant to the Amended Security Agreement.

(d)           Subject to the terms and provisions set forth herein, the Intercreditor Agreement is, and remains, unchanged and in full force and effect.

Section 10.             No Assumption of Liability.  Each of the parties hereto hereby agrees that this Agreement does not constitute an assumption by the New Agent of any liability of the Existing Agent under the Existing Revolving Facility Documents, except as expressly contemplated hereby.

Section 11.             Governing Law and Forum.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in the Borough of Manhattan and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined, to the fullest extent permitted by law, in any such court and each party irrevocably and unconditionally waives, to the fullest extent permitted by law, the jurisdiction of any other courts to such action or proceeding.  Each of the parties hereto agrees that a final non-appealable judgment in any such action or proceeding shall be conclusive and may be recognized and enforced in any jurisdiction by suit on the judgment or in any other manner provided by law.  Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 12.             Novation.  This Agreement shall in no way be construed as a novation of the Existing Revolving Facility Documents.  Nothing herein is intended to be or shall constitute a release, cancellation or extinguishment of the obligations, rights or duties of any party other than the Existing Agent under the Existing Revolving Facility Documents, but such obligations, rights and duties shall continue in full force and effect, as supplemented, modified and amended by this Agreement.

Section 13.             Counterparts; Severability.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.  To the extent permitted by law, any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Existing Agent

By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

as Term Loan Agent

By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate

BANK OF AMERICA, N.A.,

as New Agent

By:	/s/ David Vega
	Name:	David Vega
	Title:	Managing Director

ACKNOWLEDGED AND AGREED:

NEIMAN MARCUS, INC.

By:	/s/ James E. Skinner
	Name:	James E. Skinner
	Title:	Executive Vice President and Chief Financial Officer

THE NEIMAN MARCUS GROUP, INC.

By:	/s/ James E. Skinner
	Name:	James E. Skinner
	Title:	Executive Vice President and Chief Financial Officer

NEMA BEVERAGE CORPORATION

NM FINANCIAL SERVICES, INC.

BERGDORFGOODMAN.COM, LLC

BERGDORF GOODMAN, INC.

BERGDORF GRAPHICS, INC.

NEIMAN MARCUS HOLDINGS, INC.

NEMA BEVERAGE HOLDING CORPORATION

NEMA BEVERAGE PARENT CORPORATION

WORTH AVENUE LEASING COMPANY

NMGP, LLC

By	/s/ Nelson A. Bangs
Name:	Nelson A. Bangs
Title:	Vice President

NM NEVADA TRUST

By	/s/ Nelson A. Bangs
Name:	Nelson A. Bangs
Title:	Vice President

EXHIBIT A

FINANCING STATEMENTS

Debtor	State	Filing Office	UCCs	Secured Party	Collateral Description
Bergdorf Goodman, Inc.	NY	SOS	UCC-1 #200510071082327 10/7/05	Deutsche Bank Trust Company Americas, as Collateral Agent	All Assets
Bergdorf Graphics, Inc.	NY	SOS	UCC-1 #200510071082339 10/7/05	Deutsche Bank Trust Company Americas, as Collateral Agent	All Assets
BergdorfGoodman.com, LLC	DE	SOS	UCC-1 #5310405 7 10/6/05	Deutsche Bank Trust Company Americas, as Collateral Agent	All Assets
The Neiman Marcus Group, Inc.	DE	SOS	UCC-1 #5310402 4 10/6/05	Deutsche Bank Trust Company Americas, as Collateral Agent	All Assets
Neiman Marcus Holdings, Inc.	CA	SOS	UCC-1 #05-7044406090 10/6/05	Deutsche Bank Trust Company Americas, as Collateral Agent	All Assets
NEMA Beverage Corporation	TX	SOS	UCC-1 #05-0031271615 10/7/05	Deutsche Bank Trust Company Americas, as Collateral Agent	All Assets
NEMA Beverage Holding Corporation	TX	SOS	UCC-1 #05-0031271726 10/7/05	Deutsche Bank Trust Company Americas, as Collateral Agent	All Assets
NEMA Beverage Parent Corporation	TX	SOS	UCC-1 #05-0031272070 10/7/05	Deutsche Bank Trust Company Americas, as Collateral Agent	All Assets
Newton Acquisition, Inc.	DE	SOS	UCC-1 #5310424 8 10/6/05	Deutsche Bank Trust Company Americas, as Collateral Agent	All Assets
NM Financial Services, Inc.	DE	SOS	UCC-1 #5310415 6 10/6/05	Deutsche Bank Trust Company Americas, as Collateral Agent	All Assets
NM Nevada Trust	MA	SOS	UCC-1 #200542587010 10/7/05	Deutsche Bank Trust Company Americas, as Agent	All Assets
NMGP, LLC	VA	SOS	UCC-1 #0510147080-5 10/14/05	Deutsche Bank Trust Company Americas, as Collateral Agent	All Assets
Worth Avenue Leasing Company	FL	SOS	UCC-1 #200500878682 10/7/05	Deutsche Bank Trust Company Americas, as Collateral Agent	All Assets